                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): May 19, 2003

                          FOREST CITY ENTERPRISES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                             1-4372                    34-0863886
-----------------------------      ----------------------       -------------------
     (State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of Incorporation)                                  Identification No.)



                Terminal Tower, 50 Public Square,                   44113
                   Suite 1100, Cleveland, Ohio                      -----
                   ---------------------------                    (Zip Code)
             (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (216) 621-6060
                                                            -------------


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On May 19, 2003, Forest City Enterprises, Inc., an Ohio corporation, issued and sold $300,000,000 aggregate principal amount of its 7.625% Senior Notes due 2015 pursuant to a shelf registration statement on Form S-3 (Reg. No. 333-87378) previously declared effective. In connection therewith, the indenture and the form of the note under which the 7.625% Senior Notes were issued and the opinion of counsel are filed herewith and are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number                     Exhibit
         ------                     -------
         4.1                        Indenture, dated as of May 19, 2003, between
                                    Forest City Enterprises, Inc., as issuer, and The Bank of New York, as trustee

         4.2                        Form of Note

         5.1                        Opinion of Jones Day


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FOREST CITY ENTERPRISES, INC.


                                By:      /s/  Thomas G. Smith
                                      -----------------------------------
                                      Name:   Thomas G. Smith
                                      Title:  Executive Vice President,
                                              Chief Financial Officer and
                                              Secretary


Dated:  May 20, 2003


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                                  EXHIBIT INDEX



         Exhibit
         Number                     Exhibit
         ------                     -------
         4.1                        Indenture, dated as of May 19, 2003, between
                                    Forest City Enterprises, Inc., as issuer, and The Bank of New York, as trustee

         4.2                        Form of Note

         5.1                        Opinion of Jones Day